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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):     July 21, 1997


                                POLK AUDIO, INC.
               (Exact Name of Registrant as Specified in Charter)



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
                 MARYLAND                                   000-14729                            52-0954180
(State or Other Jurisdiction of Incorporation)     (Commission File Number)          (IRS Employer Identification No.)




                  5601 METRO DRIVE, BALTIMORE, MARYLAND  21215
           (Address of Principal Executive Offices)    (Zip Code)



       Registrant's telephone number, including area code (410) 358-3600


         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         On July 21, 1997, Polk Audio, Inc. (the "Company") announced a new licensing agreement with Hewlett-Packard Company Home Products Division. The license covers a package of trademarks, patents and designs for loudspeakers which will be sold as part of the HP Pavilion line of multimedia computer systems. Actual manufacturing of the licensed product will be done by third parties in Asia under Polk's and HP's joint direction. Polk Audio expects to realize royalty income from this licensing agreement beginning in its June 1997 fiscal quarter.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements and Pro Forma Information.  Not applicable.

(C) Exhibits. The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

        (1)     Polk Audio, Inc. Press Release dated July 21, 1997.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Polk Audio, Inc.

                                   By: /s/ George M. Klopfer
                                   ----------------------------------
                                   George M. Klopfer
                                   Chief Executive Officer

Date:  August 5, 1997